EXHIBIT 10b
                                 LEASE AGREEMENT
                             WITH OPTION TO PURCHASE


THE STATE OF ALABAMA       )
                           )
COUNTY OF MARION           )

                                    Recitals

A.       Winfield   Industrial   Properties,   Inc.  ("Landlord"),   An  Alabama
corporation, owns that certain real property in the city of Winfield, Marion County, Alabama more fully described as follows:

         A tract of land containing 3.62 acres, situated in the Northwest 1/4 of Northwest 1/4 of Section 14, Township 13 South, Rage [sic] 12 West, Marion County, Alabama and being more particularly described as follows: Commence at the Southwest corner of Northwest 1/4 of Northwest 1/4 of said Section 14, thence run N. 88 degrees 52 E. along the South boundary of said NW 1/4-NW 1/4 and along the centerline of First Avenue South, a distance of 25.00 feet to a point; thence run N. 04 degrees 15 W., a distance of 25.00 feet to an old angle iron pin situated at the intersection of the Northerly right-of-way of First Avenue South with the Easterly right-of-way of a second Paved city of Winfield Street, said iron and intersection point being the point of beginning for the tract herein described to-wit: thence continue N. 04 degrees 15 W. along the Easterly right-of-way of said second Paved City of Winfield Street to an old fence post (cut off); thence run N. 88 degrees 52 E. and parallel with the South boundary of above said NW 1/4-NW 1/4 a distance of 631.00 feet to a steel fence post situated in the center of a 20.0 foot wide alley (abandoned); thence run S. 04 degrees 15 E. along the center abandoned alley, a distance of 250.0 feet to a 1/2 inch rebar situated on the Northerly right-of-way of the above said First Avenue South; thence run S. 88 degrees 52' W. along the Northerly right-of-way of said avenue, a distance of 631.00 feet to the point of beginning.

         Description furnished by Jack W. Loden & Associates, Land Surveyors, Hamilton, Al. reg. No 10681.

         Building on said Property consist of 30,000 square feet less 5,000 square feet and a yard which is leased to Roadway Services, Inc. for their exclusive use. (See Exhibit A)

Said real property plus the improvements thereon shall hereinafter be referred to as the "Leased Premises."

B. Superior Door Company, Inc.("tenant"), an Alabama corporation, desires to lease the Lease Premises from Landlord upon the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS:

                  That, for value received, Landlord and Tenant have agreed:

         1.       Leased Premises.
                  1.1. Lease. Pursuant to the terms of this Lease Agreement ("Lease"), and subject to the provisions of Section 1.2 below, Landlord hereby leases and lets unto Tenant and Tenant does hereby take from Landlord the Leased Premises. Tenant acknowledges that it has fully inspected the Leased Premises and accepts the Leased Premises as suitable for the purposes for which the same are hereby leased. Subject to the provisions of Section 11.2, Tenant accepts the Lease Premises in their current condition AS IS, WHERE IS and WITH ALL FAULTS.

         2.       Term.
                  2.1. Initial Term. The initial term of this Lease is for a period of 5 years commencing as of December 1, 1995 ("Commencement Date") and ending on November 30, 2000. Notwithstanding the foregoing, if the Lease Premises are occupied by Tenant prior to the Commencement Date, the initial term of this Lease shall be deemed to have commenced on the date of Tenant's occupancy of the termination date of the initial term shall remain the same as stated above.

                  2.2. Renewal Term. Tenant shall have the option to renew this Lease for an additional term of five (5) years, by written notice of such renewal delivered to Landlord as hereinafter provided, under the same terms, conditions and covenants set forth herein, except that the rents payable hereunder shall be adjusted as set forth in Section 3.2 and Tenant shall have no additional options to renew this Lease.

                  2.3. Notice Requirements. Not more than 180 days prior to the expiration of the initial term, Landlord shall give Tenant written notice requesting that Tenant notify Landlord whether or not Tenant intends to exercise its right of renewal pursuant to Section or its option to purchase pursuant to
Section 19. Within 60 days after Tenant's receipt of such notice, Tenant shall notify Landlord in writing if Tenant desires to renew this Lease or exercise its option to purchase the Lease Premises. If Tenant fails to respond to such written notice from Landlord, Tenant shall deemed to have elected to not renew this Lease and not exercise its option to Purchase the Leased Premises. If Landlord fails to give such written notice to Tenant, Tenant may nevertheless exercise its right to renew this Lease or its option to purchase the Leased Premises by giving Landlord written notice of the intention to do so at any time prior to the expiration of the initial term of this Lease. If Tenant exercises its right to renew this Lease (and therefore does not exercise its option to purchase the Leased Premises at that time), not more than 180 days prior to the expiration of the renewal term, the notice requirements set forth herein shall be applicable and shall be utilized by Landlord and Tenant in connection with the exercise (or not) of Tenant's option to purchase the Lease Premises.

         3.       Rents.
                  3.1. Initial Term. As rents for the Lease Premises during the initial term, Tenant shall pay Landlord at Landlord' suffices [sic] in Winfield, Marion County, Alabama the aggregate sum of $180,000 payable in 60 equal monthly installments of $3,000 each; the first of such installments shall be due and payable on or before the Commencement Date, and a similar payment shall be due and payable on or before the first day of each successive calendar month thereafter until all of such monthly installments have been so paid. In the event that the Lease Premises are occupied by Tenant on a day other than the first day of a month, rent for such partial month shall be calculated and paid on a prorated basis according to the number of days in such month the Lease Premises are occupied by Tenant.

                  3.2. Renewal Term. In the event Tenant exercises its right to renew this lease for an additional five (5) year term, as set forth above, the rent payable hereunder shall be adjusted effective as of the first day of the renewal term in accordance with Section 3.2. Effective December 1, 2000, the monthly rent payment due pursuant to this Lease shall be adjusted to an amount equal to the product obtained by multiplying $3,000 by a fraction, the numerator of which is the Consumer Price Index for All Urban Consumers, U.S. City Average, For All Items, as published by the U.S. Bureau of Labor Statistics (the "CPI Index") for November 30, 2000. and the denominator of which is the CPI Index for December 31, 1995; provided, however, the monthly rent payment shall not be less than $4,000. The monthly rent payment calculated pursuant to the preceding sentence shall then remain constant during the remainder of the renewal term.

         4.       Insurance.

                  4.1. Required Coverage. Tenant, at its sole cost and expense, will obtain and maintain, with insurance carriers duly licensed to do business in Alabama, the following insurance coverage with respect to the Lease Premises:

                           (a)  Fire  and  extended  coverage  insurance  in  an
amount not less than $530,000 or the full replacement cost of the Leased Premises, whichever is greater.

                           (b)  At Tenant's option,  fire  and extended coverage
insurance in an amount to be determined by Tenant insuring Tenant's contents in the Leased Premises.

                           (c)  General  liability  insurance  in  an amount not
less than $1,000,000 per person and $1,000,000 per occurrence for bodily injury and $1,000,000 for property damage.

         Each such insurance policy shall name Landlord and Tenant as insured parties and shall include Landlord's mortgage lender, if any, as a loss payee as its interest may appear. Tenant shall furnish to Landlord certificates or other evidence of the required insurance coverage prior to Tenant's occupancy of the Leased Premises. Prior to the expiration of any such coverage, Tenant shall furnish Landlord evidence of the continuation of such coverage.

                  4.2. Waiver of Subrogation Rights. Landlord and Tenant hereby waive their respective rights of subrogation against the other for all claims and causes whatsoever arising out of any injury upon or loss or damage to the Leased Premises or any part thereof resulting from a risk or peril included within the insurance policies herein required and/or purchased by either party. Each party will promptly notify their respective insurers of this waiver.

         5. Taxes. Tenant shall pay before they become delinquent all ad valorem taxes and special assessments lawfully levied or assessed against the Leased Premises during the term of this Lease. Landlord shall be responsible for the payment of all such taxes and assessments for any period prior to the Commencement Date. Tenant shall pay such taxes and assessments directly to the taxing authority entitled to receive such payment; provided, however, Tenant reserves the right to contest any such tax or assessment at Tenant's sole risk and expense. In the event of any such contest, Tenant does not have to pay the contested tax or assessment so long as Tenant diligently pursues such contest in accordance with the applicable administrative procedures and applicable law. Notwithstanding the foregoing, however, during the course of any such contest, Tenant shall at all times protect and preserve Landlord's title to the Leased Premises, and, if necessary to protect and preserve Landlord's title thereto, Tenant shall pay the contested tax or posted appropriate bond therefor prior to allowing the taxing authority to take any action to enforce its tax lien against the Leased Premises.

         6. Maintenance. Tenant, at its sole risk and expense, shall through the term of this Lease and any renewal thereof maintain the Leased Premises in good repair and condition. Subject to the provisions of Section and hereof, at the end of the term of the Lease, Tenant shall surrender and deliver up the Leased Premises to Landlord in good repair and condition (damage by fire, tornado or other casualty and reasonable wear and use excepted). In the event Tenant should fail to maintain the Leased Premises, and such failure should continue for a period of 30 days after Landlord's written notice to Tenant thereof, or if such failure cannot be reasonably cured within the said 30 days and Tenant shall not have commenced to cure such failure within said 30 days and shall not thereafter with reasonable diligence and good faith proceed to cure such failure, Landlord shall have the right (but not the obligation) to cause repairs or corrections to be made, and the costs thereof shall be payable to Tenant to Landlord on the next rental installment date.

         7. Inspection. Landlord and Landlord's authorized agents shall have the right to enter the Leased Premises during Tenant's normal business hours of operation for the purpose of inspecting the general condition and state of repair of the Leased Premises or for any other reasonable purpose.

         8. Use. Tenant may occupy and use the Leased Premises for the manufacture and sale of doors and general office and/or supply and warehouse facilities in connection therewith and/or for any other lawful purpose. At all times, Tenant shall occupy the Leased Premises, conduct its business and control its agents, employees, invities [sic] and visitors in a way as is lawful and reputable and will not create a nuisance or otherwise interfere with, annoy or inconvenience Landlord or the occupants of surrounding real property. Tenant shall be solely responsible to obtain at its sole cost any and all authorizations from applicable governing authorities for the conduct of such business, including waivers and certificates of permissive use and exemption, if necessary, from applicable zoning ordinances.

         9. Utilities. As of the Commencement Date, Landlord shall provide the normal and customary utility connections that are currently in use into the Leased Premises. Tenant shall pay the cost of all utility services, including but not limited to, all charges for gas, water and electricity used on the Leased Premises and all costs of garbage and trash removal and sewer services.

         10.      Fire and Casualty Damage.

                  10.1. Total. If the Leased Premises should be totally destroyed by fire, tornado or other casualty, or if they should be so damaged that rebuilding or repairs cannot reasonably be completed within 180 working days from the date of the occurrence of the damage, this Lease shall terminate at the option of the Landlord, otherwise, repairs will be completed and the Lease continue without abatement of rent.

                  10.2.    Partial.

                           (a)  If  the  Leased  Premises  should  be damaged by
fire, tornado or other casualty but not to such an extent that rebuilding or repairs cannot reasonably be completed within 180 working days from the date of the occurrence of the damage, this Lease shall not terminate, but Landlord shall, if the casualty has occurred prior to the final 180 days of the lease term, at its sole cost and risk, proceed forthwith to rebuild or repair the Leased Premises to substantially the condition existing prior to such damage. If the casualty occurs during the final 180 days of the Lease term, Landlord shall not be required to rebuild or repair such damage unless Tenant notifies Landlord in writing within 60 days following the date of such damage that Tenant is exercising its right to renew this lease or its option to purchase the Leased Premises, as the case may be. If Tenant does not exercise its right to renew this Lease or its option to purchase the Leased Premises and if Landlord does not elect to rebuild or repair such damage, then this lease shall terminate, effective as of the date of said damage. If the Leased Premises are to be rebuilt or repaired and are untenantable in whole or in part following such damage, the rents payable hereunder during the period in which it is untenantable shall be adjusted equitably.

                           (b)  Notwithstanding   anything   in   this   Section
which might be deemed to be the contrary, except as hereinafter provided, Landlord shall not be required to spend any amount in excess of the insurance proceeds made available to Landlord in connection with the rebuilding or repair of the Leased Premises. In the event the insurance proceeds available to Landlord are insufficient for such purpose, Landlord shall so notify Tenant in writing. In such event Landlord may elect not to rebuild or repair the Leased Premises and to terminate the lease effective as of the date of such damage unless, Tenant notifies Landlord in writing, within 30 days after Tenant's receipt of the notice from Landlord as to the insufficient insurance proceeds, that Tenant will pay all of the repair costs in excess of such insurance proceeds. If Tenant so notifies Landlord, Landlord shall proceed with due diligence to rebuild and/or repair the Leased Premises to substantially the condition existing prior to such damage.

         11.      Hold Harmless.

                  11.1. By Tenant. Tenant shall indemnify, defend and save and hold Landlord harmless from and against any and all liabilities, losses, damages, claims, fines, causes of action, attorney's fees and court costs due to death, personal injury, property damage or financial loss arising out of or attributable to:

                           (a)  Tenant's  operations  and  the  conduct  of  its
business upon the Leased Premises; or

                           (b)  Any liability to any taxing authority  resulting
from or in any way relating to any tax abatements, deductions or exemptions relating to the Leased Premises which are attributable to Tenant's occupancy of the Leased Premises.

                           (c)  Tenant  shall  indemnify,  defend  and  save and
hold Landlord harmless from and against any and all liabilities, losses, damages, claims, fines, causes of action, attorney's fees and court costs, due to death, personal injury, property injury, property damage or financial loss arising out of or attributable to the presence on the Leased Premises of any hazardous or regulated substance or product, including but not limited to crude oil products and asbestos, under any applicable federal or state law in effect as of the date of execution of this Lease.

         If Landlord is made a party to any suit or action for damages arising from the negligence or actions of Tenant, its employees, invities and/or agents, Tenant shall assume all of the burden, cost and expense of the defense re [sic] settlement of any such cause or action, including reasonable attorney's fees in connection therewith, and Tenant shall promptly pay any judgement which may be obtained therein against Landlord.

         12.      Condemnation.

                  12.1. Total. If, during the term of the Lease, all or a substantial part of the Leased Premises should be taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain or should be sold to the condemning authority under threat of condemnation, this Lease shall terminate and the rents payable hereunder shall be abated during the unexpired portion of this lease effective as of the date of taking by the condemning authority.

                  12.2. Partial. If less than a substantial part of the Leased Premises shall be so taken or sold, this Lease shall not terminate but Landlord shall forthwith, at its sole expense, restore and reconstruct the Leased Premises, providing such restoration and reconstruction shall make the same reasonably tenantable and suitable for the uses for which the same are hereby leased. If the use of the Leased Premises shall be impaired by such taking or sale, the rents payable hereunder during the unexpired portion of this lease shall be adjusted equitably. If, in the option of Landlord and Tenant, such restoration and reconstruction cannot be completed within 180 days following the date of such taking or sale, Landlord or Tenant may elect to terminate this lease by giving prior written notice thereof to the other party.

                  12.3. Condemnation Awards. Landlord and Tenant shall each be entitled to pursue, receive and retain separate condemnation awards, and portions of the lump sum awards, as may be allocated to their respective interests in any condemnation proceedings. The termination of this lease shall not affect the rights of Landlord and Tenant to such awards.

         13. Holding Over. Should Tenant hold over the Leased Premises, or any part thereof, after the expiration of the term of this Lease, unless otherwise agreed in writing, such holding over shall constitute and be construed as tenancy from month to month only, at a monthly rental equal to the rents paid for the last month of the term of this Lease. Nothing herein shall be deemed to be Landlord's consent to such holding over.

         14.      Default by Tenant.

                  14.1. Events. The following events shall be deemed to be events of default by Tenant under this Lease:

                           (a)  If Tenant shall fail to make any of the payments
required hereunder and such failure shall continue for a period of 15 days after written notice thereof to Tenant;

                           (b)  If Tenant shall fail to comply  with  any  term,
condition or covenant of this Lease, other than the payments set forth above, and shall not cure such failure within 30 days after written notice thereof to Tenant, or if such failure cannot reasonably be cured within the said 30 days and tenant shall not have commenced to cure such failure within said 30 days and thereafter proceeded with reasonable diligence and good faith to cure such failure.

                  14.2. Remedies. Upon the occurrence of any such event of default, Landlord shall have the option to pursue any one or more of the following remedies:

                           (a)  Terminate  this  Lease,  in  which  event Tenant
shall immediately surrender the Leased Premises to Landlord, and if Tenant fails so to do, Landlord may, without prejudice to any other remedy which landlord may have for possession or arrearages in rents, enter upon and take possession of the Leased Premises and expel or remove any agent, representative or employees of Tenant or any other person who may be occupying the Leased Premises or any part thereof, by force if necessary, without being liable for persecution [sic] or any claim for damages thereof;

                           (b)  Enter  upon  and  take  possession of the Leased
Premises and expel or remove any agent, representative or employees of Tenant and any other person who may be occupying the same or any part thereof, by force if necessary, without being liable for persecution or any claim for damages thereof, and relet the Leased Premises and receive the rents therefor; and Tenant agrees to pay to Landlord on demand any deficiency that may arise by reason of such reletting and the reasonable expenses incurred by Landlord in connection with such reletting; or

                           (c)  Enter  upon  the  Leased  Premises  by  force if
necessary without being liable for prosecution or any claim for damages thereof, and do whatever Tenant is obligated to do under the terms of this lease, and Tenant shall reimburse Landlord on demand for expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease.

                  14.3. No Waiver. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of the terms, conditions and covenants herein contained.

         15.      Assignment and Subleasing.

                  15.1. By Tenant. Tenant may not assign this Lease or sublet the Leased Premises or any portion thereof, without obtaining the prior written consent of Landlord which consent will not be withheld unreasonably; provided, however, no consent shall be required for an assignment or sublease to a corporation or other business entity owned or controlled by, or under common control with, Tenant; provided further, however, no such permitted assignment or sublease shall relieve Tenant of its obligations hereunder unless Landlord otherwise consents in writing.

                  15.2. By Landlord. Subject to the provisions of Section hereof, Landlord may assign or transfer all or any part of its interest in this Lease.

         16.      Alterations, Additions and Improvements.

                  16.1. In General. Except as otherwise set forth in this Lease, Tenant shall not make any alterations, additions or improvements (collectively hereinafter referred to as "Improvements") to the Leased Premises without the prior written consent of Landlord. Consent for nonstructural Improvements shall not be reasonably [sic] withheld by Landlord. All Improvements so made shall become the property of Landlord at the termination of this Lease.

                  16.2. Manufacturing and Warehousing Housing. Notwithstanding the foregoing, Landlord acknowledges that Tenant is occupying the Leased Premises initially for the purpose of the manufacture and sale of doors and general office and/or supply and warehouse facilities relating thereto, and Tenant intends to make substantial improvements to the Leased Premises to accommodate its intended use thereof. Landlord hereby consents to the remodeling and construction of improvements contemplated by Tenant to prepare the Leased Premises for the Tenant's intended use thereof; provided, however, that all such remodeling and construction be accomplished in a good and workmanlike manner, in compliance with all applicable construction and local codes and ordinances, and that the value of the Leased Premises shall not be depreciated thereby.

                  16.3. Machinery and Equipment. Tenant may, at any time and at its sole expense, erect or install machinery and equipment in or on the Leased Premises. Provided that Tenant is not then in default of any material term or condition in this Lease, Tenant shall have the right to remove all such machinery and equipment upon termination of this Lease; provided, however, Tenant shall repair any damage done to the Leased Premises by such removal. Tenant shall have a period of up to 30 days after the termination of this Lease to remove all such items, and Tenant shall continue to pay rent at the monthly rental rate then in effect until Tenant has completed such removal process or notified Landlord that Tenant has abandoned any remaining items. All such items remaining on the Leased premises after the expiration of such 30 day period shall become the property of Landlord. All fixtures and permanent improvements erected or installed on the Leased Premises shall become the property of Landlord and shall not be removed.

                  16.4. Signs. Tenant may erect and install such signs on or attached to the Leased Premises as Tenant desires, provided that Tenant shall at all times comply with all applicable laws, ordinances and regulations relating thereto, and Tenant shall remove all such signs at the termination of this lease and repair any damage resulting from such removal.

                  16.5. Mechanics' Lien. Notwithstanding anything herein which might be deemed to be to the contrary, Tenant shall at all times protect and preserve the Leased Premises from and against any mechanics' lien created in connection with, or resulting from, any improvements to the Leased Premises by Tenant. Tenant reserves the right to contest any claim by any person who might be entitled to a mechanics' lien against the Leased Premises, at Tenant's sole rick [sic] and expense. In the event of any such contest, Tenant does not have to pay the contested amount so long as Tenant diligently pursues such contest in accordance with applicable law; provided, however, in the event any mechanics' lien is filed against the Leased Premises, Tenant shall file a bond to indemnify Landlord and the Leased Premises against the lien in accordance with the applicable provision of the Alabama Property Code prior to the time that any action to enforce the mechanics' lien may be taken by the claimant.

         17. Compliance with Law. During the term hereof, Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Leased Premises and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with the Leased Premises, all at Tenant's sole expense.

         18.      Quiet Enjoyment.

                  18.1. Landlord's Warranty. Landlord warrants that it owns the Leased Premises, that it has full right and power to execute and preform this Lease and that Tenant, on payment of the rents and performance of the covenants herein contained, shall peaceably and quietly have, hold and enjoy the Leased Premises during the full term of this Lease.

         19. Option to Purchase. At any time during the term of this Lease, Tenant shall have the option to purchase the Leased Premises and the property leased by Roadway Express on the terms and conditions set forth herein. Tenant may exercise this option by giving Landlord written notice of its election to do so in accordance with the notice requirements set forth in Section 2.3. In such event, the purchase price for the Leased Premises shall be $530,000. Within 15 days after receipt of Tenant's notice exercising this option, Landlord shall cause Lawyers Title Insurance Corporation (or other title insurance approved by Tenant) to furnish a commitment for title insurance reflecting the status of title to the leased Premises. If Tenant objects to any of the matters affecting title to the Leased Premises, Tenant shall notify Landlord in writing within 15 days after Tenant's receipt of the title insurance commitment, and Landlord shall attempt to cure such objections. If Landlord is unable to cure any such objections within 15 days after receipt of Tenant's objections, Tenant may terminate its election to purchase the Leased Premises (in which event, Tenant may then exercise its right to renew this Lease pursuant to Section ) or Tenant may waive such uncured objections and proceed to purchase the Leased Premises. Unless Landlord and Tenant otherwise agree, the closing of the sale of the Leased Premises shall occur at the title company within 30 days after the termination of this Lease. At the closing: (i) Tenant shall pay the full purchase price in cash or by certified cashiers check, and (ii) Landlord shall execute and deliver a general warranty deed conveying title to the Leased Premises to Tenant free and clear of any liens created or caused by Landlord and shall cause the title company to deliver to Tenant, at Landlord's sole cost and expense, a title insurance policy issued by Lawyers Title Insurance Corporation (or another title insurance company approved by Tenant) insuring title to such property subject only to the matters reflected on the title insurance commitment which remain in effect after the title curative process described above. Tenant shall pay rent at the rate then in effect with respect to the Leased Premises through the closing date. Each party shall be responsible for the normal and customary closing costs paid by a buyer and seller at a closing of this type; provided, however, Tenant shall be responsible for all ad valorem taxes and insurance provided in this Lease. If Tenant does not exercise this option to purchase the Leased Premises during the initial term of this Lease, but does renew this Lease for the renewal term, Tenant shall have the option to purchase the Leased Premises at any time during the renewal term on the same terms and conditions as set forth above, except that the purchase price shall be equal to the product obtained by multiplying $530,000 by a fraction, the numerator of which is the CPI Index for November 2000 and the denominator is the CPI Index for December 1995, provided that the purchase price shall not be less than $630,000.

         20. Rights of First Refusal. If at any time during the term of this Lease, Landlord intends to sell the Leased Premises pursuant to the terms of a bona fide offer ("Offer") from a third party, Landlord shall notify Tenant in writing of such intent and such notice shall include terms and conditions of the Offer. Thereafter, Tenant shall have a right of first refusal to purchase the Leased Premises on the same terms and conditions as set forth in the offer, provided however, that if Tenant fails to exercise such right of first refusal by notifying Landlord in writing of its election to do so within 30 days after Tenant's receipt of Landlord's notice of the offer, as aforesaid, this right of first refusal shall terminate and be of no further force or effect. If Tenant exercises its right of first refusal pursuant hereto, the sale of the Leased Premises on the terms and conditions set forth in the offer shall be closed within 45 days of the date Landlord receives Tenant's notice to exercise pursuant hereto. In the event that Tenant does not exercise its right of first refusal in accordance with the terms of this Section 20, if the Leased Premises are not sold pursuant to the terms of the Offer within 90 days after the date of expiration of the Tenant's right of first refusal as foresaid, the Leased Premises may not thereafter be sold pursuant to that Offer or any other offer without first offering the Leased Premises to the Tenant pursuant to this
Section 20. In the event that the Leased Premises are sold to any third party pursuant to the terms of any offer, the Leased Premises shall be transformed subject to the terms and conditions of this Lease, including but not limited to Sections and hereof.

         21. Environmental Remediation. Tenant agrees it is satisfied with the environmental condition of the Leased Premises at the commencement of this Lease and that it shall not use any hazardous materials in violation of any laws in its operation on the Leased Premises and will keep the Leased Premises at all times free of any hazardous materials. Upon vacation of the Leased Premises, Tenant, at its sole cost, shall provide an exit Phase I Audit and such additional environmental work as required by Landlord to show the building and Leased Premises to be in substantially the same environmental condition as provided to Tenant based on the Environmental Laws at the time of the expiration of this Lease.

         Tenant, at its sole expense, shall be responsible for any environmental remediation attributable to Tenant's operation that is necessary to deliver the building and Leased Premises back to Landlord in substantially the same environmental condition as when occupied by Tenant.

         22. Waiver of Default. No waiver by the parties hereto of any default or breach of any term, condition or covenant of this Lease shall be deemed to be a waiver of any subsequent default or breach of the same or any other term, condition or covenant contained herein.

         23. Successors. The terms, conditions and covenants contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto and their respective successors in interest.

         24. Notices. Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered when delivered personally or (whether actually received or not) when deposited in the United States mail, postage prepaid, certified or registered mail, return receipt requested, addressed to the parties hereto at the respective addresses set out opposite their names below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith:

                           (a)     If to Landlord:

                                    Winfield Industrial Properties, Inc.
                                    Rt. 1 Box 420
                                    Winfield, Alabama 35594

                           (b)     If to Tenant:

                                    Superior Door Company, Inc.
                                    P.O. Box 97
                                    Winfield, Alabama 35594

         25. Amendment. This Lease may not be amended except in a writing executed by both Landlord and Tenant.

         26. Entire Agreement. This Lease constitutes the sole agreement of Landlord and Tenant and supersedes any prior understanding or written or oral agreements respecting the subject matter.

         27. Attorney Fees. Tenant agrees to pay all costs of collection, including a twenty-five (25%) percent attorney's fees, if all or any part of the rent reserved herein is collected after maturity with the aid of any attorney; also to pay reasonable attorney's fees in the event it becomes necessary for the Landlord to employ an attorney to force Tenant to comply with any of the covenants, obligations or conditions imposed by this Lease or any renewal thereof.

         28. Memorandum of Lease Agreement. Due to the length of this Lease, a duplicate original copy hereof will not be recorded in the appropriate records of Marion County, Alabama, but instead Landlord or Tenant is authorized to execute, record and/or file a memorandum of Lease Agreement which may by reference incorporate all of the terms hereof.

                  THUS EXECUTED on the dates set forth below, and EFFECTIVE for all purposes as of the last such date.


                                                  LANDLORD:
                                                  WINFIELD INDUSTRIAL PROPERTIES


Date: November   29 , 1995                           By    /s/ Paul B. Wilson
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                                                              Its President



                                                  TENANT:
                                                  SUPERIOR DOOR COMPANY, INC.


Date: November   29 , 1995                           By    /s/ Jay G. Godsey
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